UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2013

ECO-SHIFT POWER CORP.

(Exact name of registrant as specified in its charter)

DELAWARE	000-21134	04-2893483
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1090 Fountain Street North

Cambridge, Ontario N3H 4R7

(Address of Principal Executive Offices)

(519) 650-9506

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02. Unregistered Sales of Equity Securities.

As of December 19, 2013, the holders of that certain Convertible Promissory Note (the “Note”) originally issued on October 26, 2012, by the Company in favor of Asher Enterprises, Inc. in the principal amount of $63,000, was fully converted into an aggregate of 12,645,213 shares of Common Stock (giving effect to the 50:1 reverse stock split announced on November 22, 2013, in the Company’s Current Report on form 8-K). The shares of common stock into which the Note was converted were issued in reliance on an exemption from registration pursuant to Section 3(a)(9) of the Securities Act of 1933, as amended, on the basis that the shares of common stock have been exchanged with holders of the Note exclusively and no commission or other remuneration has been paid or given directly or indirectly for soliciting such exchange.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Eco-Shift Power Corp.

Date: December 31, 2013	By:	/s/ Gilbert Wood
	Name:	Gilbert Wood
	Title:	Chief Executive Officer